Exhibit 10.2

AMENDMENT NO. 1 TO LICENCE OF TECHNOLOGY AGREEMENT

This Amendment No. 1 to the Agreement (this “Amendment”), effective as of 12th February 2021 (the “Amendment Effective Date”), is made by and between Oxford University Innovation Limited (Company Registration No. 2199542) whose registered office is a University Offices, Wellington Square, Oxford OX1 2JD, England (“OUI”); Medical Research Council, as part of United Kingdom Research and Innovation (also known as UK Research and Innovation) a body corporate established pursuant to section 91 of the Higher Education and Research Act 2017 whose address is Polaris House, North Star Avenue, Swindon SN2 1FL, United Kingdom (“MRC”); and PepGen Limited (Company Registration No. 11170794) whose registered office is at Bioescalator, Innovation Building, The Old Road Campus, Roosevelt Drive, Headington, Oxford OX3 7FZ (the “Licensee”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

BACKGROUND

WHEREAS, OUI, MRC and Licensee are parties to a certain Licence of Technology Agreement, dated 23 November 2020 (the “Agreement”);

WHEREAS, OUI, MRC and Licensee wish to update the schedules of “Applications” and “Inventors” listed on Schedule 2 of the Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, OUI, MRC and Licensee agree as follows:

1.
Amendments to the Agreement.

1.1.
Schedule 2 is hereby amended by adding the following text to the “Applications” list:

“(7) For OUI project number 18634/(MRC Project 2022-001), PCT/GB2021/050357, filed 12th February 2021, entitled “Cell-penetrating peptides and methods of their use” and progeny thereof.

(8) For OUI project number 18634/(MRC Project 2022-001), PCT/GB2022/050371, filed 11th February 2022, entitled “Cell-penetrating peptides and methods of their use” and progeny thereof.”

1.2.
Schedule 2 is hereby amended by adding the following rows to the “Inventors” table:

Application	Oxford Inventors	MRC Inventors	Paris Inventors
7	Prof Matthew Wood Dr Raquel Manzano	Dr Michael Gait Dr Andrey Azumanov

Exhibit 10.2

DocuSign Envelope ID: 44C38892-0D57-47FB-B310-0E5CBECEC354

CONFIDENTIAL

	Dr Caroline Godfrey Dr Graham McClorey Dr Richard Raz Dr Ashling Holland Dr Miguel Varela Dr Corinne Betts Dr Subhashis Banerjee	Dr Liz O’Donovan
8	Prof Matthew Wood Dr Raquel Manzano Dr Caroline Godfrey Dr Graham McClorey Dr Richard Raz Dr Ashling Holland Dr Miguel Varela Dr Corinne Betts Dr Subhashis	Dr Michael Gait Dr Andrey Azumanov Dr Liz O’Donovan

ACTIVE/115150924.1

DocuSign Envelope ID: 44C38892-0D57-47FB-B310-0E5CBECEC354

CONFIDENTIAL

Banerjee

2.
Miscellaneous.
2.1.
Relationship to Agreement. Except as specifically set forth in this Amendment, the Agreement will continue in full force and effect without change.

ACTIVE/115150924.1

DocuSign Envelope ID: 44C38892-0D57-47FB-B310-0E5CBECEC354

CONFIDENTIAL

2.2.
Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A portable document format (PDF) or electronic copy of this Amendment, including the signature pages, shall be deemed an original.

2.3.
Governing Law – This Amendment is governed by English Law, and the parties submit to the exclusive jurisdiction of the English Courts for the resolution of any dispute which may arise out of or in connection with this Amendment except in relation to any action in relation to Intellectual Property Rights or Confidential Information which may be sought in any court of competent jurisdiction.

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ACTIVE/115150924.1

DocuSign Envelope ID: 44C38892-0D57-47FB-B310-0E5CBECEC354

CONFIDENTIAL

IN WITNESS WHEREOF, this Amendment is executed by the duly authorized representatives of the parties.

Date: February 11, 2022	By:	/s/ Mairi Gibbs
Mairi Gibbs
Chief Operating Officer

Date: February 11, 2022	By:	/s/ Tony Chapman
Tony Chapman
Authorized Signatory of United Kingdom Research and Innovation

Date: February 11, 2022	By:	/s/ James McArthur
James McArthur
Director, PepGen Limited

ACTIVE/115150924.1